Form 8-K
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Date of Report
June 13, 2008

BAB, Inc.
(Name of small business issuer in its charter)

Delaware	0-31555	36-4389547
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification Number)

500 Lake Cook Road, Suite 475, Deerfield, IL 60015
(Address of principal executive offices) (Zip Code)

Issuer's telephone number (847) 948-7520

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On June 13, 2008, the Board of Directors of BAB, Inc. authorized a $0.02 per share quarterly cash dividend.  The dividend is payable July 8, 2008 to shareholders of record as of June 23, 2008.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is furnished with this report on Form 8-K.

99.1	Press release dated June 13, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAB, Inc.
(Registrant)

	By:	/s/ Michael W. Evans
Michael W. Evans, Chief Executive Officer

Date: June 13, 2008

Index to Exhibits

Exhibit Number	Description

99.1	Press release dated June 13, 2008